SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2002

                                      CWA

                                  (Depositor)

         (Issuer in respect of Asset-Backed Securities, Series 2002-2)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                            Asset-Backed Securities
                                 Series 2002-2

On December 25, 2002, The Bank of New York, as Trustee for CWA, Asset-Backed Securities Series 2002-2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2002, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset-Backed Securities Series 2002-2 relating to the distribution date of December 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2002


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2002


                             Payment Date: 12/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                     Asset-Backed Securities, Series 2002-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       579,019,125.20    1.500000%     9,030,734.38    747,899.70    9,778,634.08       0.00       0.00
                        2A1       229,738,853.78    1.640000%     4,129,656.91    324,442.31    4,454,099.22       0.00       0.00
                        N          56,196,307.03    8.000000%     4,506,509.87    374,642.05    4,881,151.92       0.00       0.00
                        X         895,772,979.73    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             2M1        16,800,000.00    1.980000%             0.00     28,644.00       28,644.00       0.00       0.00
                        M2         38,595,000.00    2.530000%             0.00     84,083.50       84,083.50       0.00       0.00
                        B1         24,645,000.00    3.180000%             0.00     67,486.22       67,486.22       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        888,797,978.98     -           17,666,901.16  1,627,197.78   19,294,098.94     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       569,988,390.82              0.00
                                2A1       225,609,196.87              0.00
                                N          51,689,797.16              0.00
                                X         882,612,588.44              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     2M1        16,800,000.00              0.00
                                M2         38,595,000.00              0.00
                                B1         24,645,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        875,637,587.69     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                     Asset-Backed Securities, Series 2002-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   579,019,125.20     1.500000% 126671QT6    14.907122      1.234565    940.885426
                           2A1   229,738,853.78     1.640000% 126671QU3    16.913732      1.328810    924.021940
                           N      56,196,307.03     8.000000% 126671RB4    64.378712      5.352029    738.425674
                           X     895,772,979.73     0.000000% 126671RA6     0.000000      0.000000    949.045692
Residual                   AR              0.00     0.000000% 126671RC2     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                2M1    16,800,000.00     1.980000% 126671QV1     0.000000      1.705000  1,000.000000
                           M2     38,595,000.00     2.530000% 126671QW9     0.000000      2.178611  1,000.000000
                           B1     24,645,000.00     3.180000% 126671QX7     0.000000      2.738333  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     888,797,978.98       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                     Asset-Backed Securities, Series 2002-2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       617,311,681.46   265,300,906.98   882,612,588.44
Loan count                   4695             1596             6291
Avg loan rate           8.514289%        8.511222%             8.51
Prepay amount        8,560,739.51     3,923,143.44    12,483,882.95

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       254,248.05       110,345.19       364,593.24
Sub servicer fees       13,164.49         5,517.69        18,682.18
Trustee fees             4,697.57         2,020.73         6,718.30


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud               13,000,001.00     5,600,001.00    18,600,002.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           90.994579%           100.000000%            808,757,978.98
   -----------------------------------------------------------------------------
   Junior            9.005421%             0.000000%             80,040,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                         240                29,904,614.49
60 to 89 days                          77                10,540,772.49
90 or more                             56                 6,191,589.76
Foreclosure                             0                         0.00

Totals:                               373                46,636,976.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           19,294,098.94         19,294,098.94
Principal remittance amount           17,666,901.16         17,666,901.16
Interest remittance amount             1,627,197.78          1,627,197.78